UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2010
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2010, United Western Bancorp, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved a proposal to amend the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 50,000,000 to 550,000,000 (the “Amendment”).  The effective date of the Amendment is July 30, 2010, the date on which the Amendment was filed with the Secretary of State of the State of Colorado.  The Amendment is attached hereto as Exhibit 3.1(b) and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote constituted a quorum for the transaction of business at the Annual Meeting.  As of the record date, May 28, 2010, there were 29,380,748 shares of the Company’s common stock outstanding.  At the Annual Meeting, there were 25,559,536 shares, or 86.99% of common stock represented in person or by proxy.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.  For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 15, 2010.

Proposal 1:                      To elect two director nominees to serve until the 2013 Annual Meeting of Shareholders. Each director nominee was elected.

Name	Total Votes For	Total Votes Withheld	Total Broker Non-Votes
Jeffrey R. Leeds	14,977,984	1,068,862	9,512,690
William D. Snider	13,358,367	2,688,479	9,512,690

Proposal 2:                      To ratify the appointment of Crowe Horwath LLP as independent registered public accounting firm for the 2010 Fiscal Year.

For	Against	Abstain	Total Broker Non-Votes
24,802,393	349,475	407,668	0

Proposal 3:                      To approve an amendment to the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 50,000,000 to 550,000,000.

For	Against	Abstain	Total Broker Non-Votes
21,300,286	4,233,524	25,726	0

Proposal 4:                      To approve an amendment to the Company’s 1996 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock issuable under the Plan from 400,000 shares to 800,000 shares.

For	Against	Abstain	Total Broker Non-Votes
15,078,803	957,868	10,175	9,512,690

Section 9 - Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1(b)	Amendment to the Articles of Incorporation of the Company, as filed with the Secretary of State of the State of Colorado on July 30, 2010

4.5(a)	Amendment No. 1 to the Amended and Restated 1996 Employee Stock Purchase Plan for United Western Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED WESTERN BANCORP, INC.

Dated: August 2, 2010	By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1(b)	Amendment to the Articles of Incorporation of the Company, as filed with the Secretary of State of the State of Colorado on July 30, 2010

4.5(a)	Amendment No. 1 to the Amended and Restated 1996 Employee Stock Purchase Plan for United Western Bancorp, Inc.